UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, La 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On June 15, 2015, Independence Energy Corp. (the Company”) issued a press release announcing its results of operations for its first fiscal quarter ended April 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2015, the Company’s board of directors approved the appointment of John T. Milito to its board of directors. The election of Mr. Milito will fill the vacancy created by the departure of Mark Barrett. Mr. Barrett resigned as a director of the Company, effective immediately, because of his inability to commit the personal time necessary to serve as a member of the Company’s board of directors.

As of the date of this report, the board of directors has not appointed any board committees, but may do so in the future.

There are no transactions reportable pursuant to Item 404(a) of Regulation S-K in connection with the election of Mr. Milito as director.

Mr. Milito will not receive any compensation for his service as a director at this time.

Further, on June 10, 2015, the Company filed a Form 8-K announcing the appointment of a new member of the board of directors. The Form 8-K incorrectly stated the appointment of Gary Edward Crowley to the board. The announcement should have stated the appointment of Edward P. Crowley to the board of directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2015, the Company’s board of directors approved a change in the Company’s fiscal year end from January 31 to June 30. Accordingly, the Company’s next Annual Report on Form 10-K will be for the fiscal year ending June 30, 2016. In accordance with certain rules promulgated under the Securities Exchange Act of 1934, as amended, the Company will file a Transition Report on Form 10-Q with the Securities and Exchange Commission within the time period prescribed by such rules.

Item 9.01.Financial Statements and Exhibits.

(a)	Exhibits

99.1	Press Release issued by Independence Energy Corp., June 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2015	Independence Energy Corp.

	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chairman of the Board and Director